UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 23, 2010 (December 1, 2010)

INDIGO-ENERGY, INC.
(Exact name of registrant as specified in charter)

Nevada	002-75313	84-0871427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

701 N. Green Valley Pkwy., Suite 200, Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(702) 990-3387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Certain Officers:

On December 1, 2010, Hercules Pappas gave Indigo-Energy, Inc.  (the “Company”) notice that he was resigning from the company’s Board of Directors for personal reasons.  On December 18, 2010, the Company accepted such resignation.  In addition, on December 18, 2010, Everett Miller resigned from the Company.  The voluntary resignations came in the wake of a civil complaint filed by the State of New Jersey against Everett Miller and his company Carr Miller Capital Corporation and others alleging violation of the securities laws and other violations.  See Item 8.01 of this 8-K.
Item 8.01 Other Events

On December 17, 2010, the Company was named as a nominal defendant in a civil complaint filed by the New Jersey Attorney General against Everett Miller, Carr Miller Capital and certain other individuals and companies.  The Company is named because of Carr Miller Capital’s investment in the Company.  There has been no allegation of wrongdoing on the Company’s part but the complaint does state that the Company was unjustly enriched by the actions of Carr Miller Capital.  The Company had no knowledge of any wrongdoing alleged to have been committed by Carr Miller Capital and the company is cooperating fully to assist the Attorney General’s office in its court action.

On December 23, 2010, the Company entered into an Interim Relief Consent Order with the Attorney General’s Office (the “Relief Order”).  The Relief Order provide that Everett Miller and Hercules Pappas would leave their positions with the Company and that the Company would not transfer any of its assets held or controlled by Carr Miller Capital, Everett Miller, Bryan Carr, Ryan Carr or Hercules Pappas without the approval of the Attorney General’s Office.  In addition, it provides that the Company and its officers and directors would cooperate with any other civil or criminal authorities in investigations arising out of or relating from the subject matter of the above-titled case.  The Company also agreed to accept the appointment of a third-party independent Fiscal Agent by the court who shall review all of the Company’s books and records and prepare a report to the court.  The Attorney General’s office agreed to exempt the Company from any injunctive relief sought in the complaint and to permit the Company to continue to operate and pay its expenses in the ordinary course of business.  The Company does not anticipate that its field operations will be adversely affected by the Relief Order.

Item 9.01 Financial Statements and Exhibits. N/A

(d)           Exhibits

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2010		Indigo-Energy, Inc.
	By:	/s/ Stanley L. Teeple Name: Stanley L. Teeple Title: Chief Financial Officer